CONTINGENCIES	12 Months Ended
Jun. 29, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
In connection with the sale of restaurants to franchisees and brand divestitures, we have, in certain cases, guaranteed lease payments. As of June 29, 2016 and June 24, 2015, we have outstanding lease guarantees or are secondarily liable for $72.9 million and $98.9 million, respectively. This amount represents the maximum potential liability of future payments under the guarantees. These leases have been assigned to the buyers and expire at the end of the respective lease terms, which range from fiscal 2017 through fiscal 2024. In the event of default, the indemnity and default clauses in our assignment agreements govern our ability to pursue and recover damages incurred. No material liabilities have been recorded as of June 29, 2016, as the likelihood of default by the buyers on the assignment agreements was deemed to be less than probable. Our secondary liability position was reduced by approximately $19.0 million in the first quarter of fiscal 2016 related to the Pepper Dining acquisition. See Note 2 for additional disclosures related to the acquisition.

We provide letters of credit to various insurers to collateralize obligations for outstanding claims. As of June 29, 2016, we had $28.1 million in undrawn standby letters of credit outstanding. All standby letters of credit are renewable annually.

Evaluating contingencies related to litigation is a complex process involving subjective judgment on the potential outcome of future events and the ultimate resolution of litigated claims may differ from our current analysis.  Accordingly, we review the adequacy of accruals and disclosures pertaining to litigated matters each quarter in consultation with legal counsel and we assess the probability and range of possible losses associated with contingencies for potential accrual in the consolidated financial statements.

In August 2004, certain current and former hourly restaurant team members filed a putative class action lawsuit against us in California Superior Court alleging violations of California labor laws with respect to meal periods and rest breaks, styled as Hohnbaum, et al. v. Brinker Restaurant Corp., et al. The parties reached a settlement agreement and in February 2015, we funded the settlement in the amount of $44.0 million against our previously established reserve. We do not expect any further payments related to this matter.

We are engaged in various other legal proceedings and have certain unresolved claims pending. Reserves have been established based on our best estimates of our potential liability in certain of these matters. Based upon consultation with legal counsel, Management is of the opinion that there are no matters pending or threatened which are expected to have a material adverse effect, individually or in the aggregate, on our consolidated financial condition or results of operations.